OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Other Liabilities, Current [Abstract]
Accrued payroll including amounts due to government authorities	$ 887	$ 1,066
Provision for vacation and other employee benefits	1,500	1,455
Written put option (Note 1A)		526
Accrued expenses	548	600
Employees' severance benefits (Note 8D)	64	69
Provision for contingent liabilities (Note 9D)	267	363
Other liabilities	552	515
Other Current Liabilities	$ 3,818	$ 4,594